                                                                     EXHIBIT 1.1














                                   [o] Shares

                                  Common Stock
                                ($0.01 Par Value)

                             UNDERWRITING AGREEMENT




Draft: March 22, 2004


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                                      -1-

                             UNDERWRITING AGREEMENT


                                                                       [o], 2004

UBS Limited
1 Finsbury Avenue
London EC2M 2RH

Ladies and Gentlemen:

             The persons named in Schedule A annexed hereto (the "Selling Stockholders") propose to sell to UBS Limited ("you," the "Underwriter" or "UBS Limited") an aggregate of [o] shares (the "Shares") of Common Stock, $0.01 par value (the "Common Stock"), of Golden Telecom, Inc., a Delaware corporation (the "Company"), to be sold by the Selling Stockholders in the respective amounts set forth under the caption "Shares" in Schedule A annexed hereto. The Shares are described in the Prospectus which is referred to below.

             The Company has filed, in accordance with the provisions of the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the U.S. Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. [o]) including a prospectus, relating to the Shares, which incorporates by reference documents (the "Incorporated Documents") which the Company has filed or will file in accordance with the provisions of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Company has furnished to you, for use by you and by dealers, copies of one or more preliminary prospectuses and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement," and the prospectus, including all documents incorporated therein by reference, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus, any amendments or supplements thereto, included in the Registration Statement at the time it became effective, is herein called the "Prospectus." As used herein, "business day" shall mean a day on which National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") is open for trading.

             All references in this Agreement to financial statements and schedules and other information which is "contained," "disclosed," "included" or "stated" in the Registration Statement, any Preliminary Prospectus, or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be.

             The Company, the Selling Stockholders and the Underwriter agree as follows:

         1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, each of the Selling Stockholders, severally and not jointly, agrees to sell to you and you agree to purchase from each Selling Stockholder the respective number of Shares as set forth opposite the name of such Selling Stockholder in Schedule A attached hereto, in each case at a purchase price of $[o] per Share. Each Selling Stockholder is advised by you that you intend (i) to make a public offering of their respective portions of the Shares immediately after the effective date of the Registration Statement and (ii) initially to offer the Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

         2. Payment and Delivery. Payment of the purchase price for the Shares, less discounts and commissions and those expenses specified in Section 6 below that have not been previously paid, shall be made to each of the Selling Stockholders to the accounts specified in Schedule B attached hereto by Federal Funds (same day) wire transfer, against delivery of the certificates for the Shares to you through the facilities of The Depository Trust Company (DTC) for the account of the Underwriter. Such payment and delivery shall be made at [10:00 A.M., New York City] time, on [o], 2004 (unless another time shall be agreed to by you and the Selling Stockholders). The time at which such payment and delivery are to be made is hereinafter sometimes called "the time of purchase." Electronic transfer of the Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify not less than 48 hours prior to the time of purchase.

             Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Shares shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Degtyarniy Pereulok 4, Building 1, Moscow, Russian Federation, no later than at [9:30 A.M.], Moscow time, on the date of the closing of the purchase of the Shares.

         3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriter and the Selling Stockholders that:

             (a) The Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge after due inquiry, are pending or threatened by the Commission; each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the requirements of the Act and the last Preliminary Prospectus distributed in connection with the offering of the Shares did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement complied when it became effective, complies and will comply, at the time of purchase, in all material respects with the requirements of the Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the conditions to the use of Form S-3 have been satisfied; the Registration Statement did not when it became effective, does not now and will not, at the time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus will not, as of its date and at the time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriter and furnished in writing by you to the Company expressly for use in the Preliminary Prospectus, the Registration Statement or the Prospectus; the documents incorporated by reference or deemed to be incorporated by reference in any Preliminary Prospectus, the Registration Statement and the Prospectus, at the time they became effective or were, or hereafter are, filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Preliminary Prospectus, the Registration Statement and the Prospectus;

             (b) the Company has an authorized and outstanding capitalization as stated in the section of the Prospectus entitled "Description of Capital Stock";

             (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and to execute and deliver this Agreement as contemplated herein;

             (d) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise) of the business, properties, results of operation or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect");

             (e) each "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company and each entity in which the Company has a direct or indirect majority equity interest or voting power (the "Subsidiaries") has been duly incorporated and is validly existing as a corporation, general partnership, limited partnership, limited liability company, joint stock company, or similar entity in good standing (to the extent such concept exists in the relevant jurisdiction), under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, except where the failure to have such power and authority would not singly or in the aggregate have a Material Adverse Effect; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction (to the extent such concepts exist in the relevant jurisdiction) where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company subject to no security interest, other encumbrance or adverse claims, except where such security interests, encumbrances or adverse claims would not singly or in the aggregate have a Material Adverse Effect; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding [(except with respect to the sale of an interest in LLC Golden Telecom (Ukraine))]; other than the capital stock of the Subsidiaries and entities listed on Schedule C and other than as stated in the Registration Statement, the Company does not own, ---------- directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation, general partnership, limited partnership, limited liability company, joint stock company, or similar entity; complete and correct copies of the certificates of incorporation and the by-laws of the Company and each of the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the time of purchase;

             (f) all of the issued and outstanding shares of capital stock of the Company, including the Shares, have been duly and validly authorized and issued, fully paid and non-assessable and issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, right of first refusal or similar right granted by the Company;

             (g) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof included in the Registration Statement and the Prospectus and the holders of the Shares will not be subject to personal liability by reason of being such holders;

             (h) this Agreement has been duly authorized, executed and delivered by the Company;

             (i) except as otherwise disclosed in the Registration Statement, neither the

     Company nor any of the subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its respective charter or by-laws, or any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, bank loan or credit agreement, note or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the subsidiaries is a party or by which any of them or any of their properties may be bound or affected, except for such breaches, violations or defaults which would not singly or in the aggregate have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the charter or by-laws of the Company or any of the Subsidiaries, or any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement, note or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

             (j) all consents, approvals and authorizations of any court, government department or other regulatory body (including any stock exchange on which the Company's securities are listed) for the execution and delivery of this Agreement and the performance of its terms by the Company have been obtained and are unconditional and in full force and effect;

             (k) (i) except as disclosed in the Registration Statement, no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) except as disclosed in the Registration Statement, no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company from the Company, (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise, (iv) except as otherwise disclosed in the Registration Statement, no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise, and (v) there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering;

             (l) except as otherwise disclosed in the Registration Statement, each of the Company and the Subsidiaries has all necessary licenses, permits, authorizations, consents and approvals issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them (collectively, "Governmental Licenses"), including, without limitation, licenses issued by the Ministry of Transportation and Communications (formerly, the State Committee of the Russian Federation on Communications and Information or the Ministry of Communications), permissions issued by the State Service for Communications Oversight (also referred to as Gossviaznadzor), and/or radio-frequency allocations issued by the State Commission for Radio Frequencies], and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, except where the failure so to have or file would not, singly or in the aggregate, result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

             (m) the statements included in the Registration Statement under the caption "Overview of the Legal, Tax and Regulatory Regimes in Russia and Ukraine" and "[o]" insofar as they purport to summarize the telecommunications laws and regulations of Russia and the Ukraine referred to therein, fairly summarize such laws and regulations in all material respects and are true and accurate in all material respects;

             (n) except as disclosed in the Registration Statement, there are no actions, suits, claims, investigations or proceedings pending or, to the Company's knowledge after due inquiry, threatened to which the Company or any of the Subsidiaries is a party or to which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect; and, to the Company's knowledge after due inquiry, there are no such actions, suits, claims, investigations or proceedings that would prevent consummation of the transactions contemplated hereby;


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                                      -7-

             (o) Ernst & Young (CIS) Limited, whose report on the consolidated financial statements of the Company and its subsidiaries is filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants as required by the Act; and ZAO "PricewaterhouseCoopers Audit", whose report on the consolidated financial statements of Open Joint Stock Company "Comincom" ("Comincom") and its subsidiaries is filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants as required by the Act;

             (p) the audited financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved; the pro forma financial statements, pro forma selected financial data and pro forma financial information included in the Registration Statement comply with the requirements of Regulation S-X of the Act and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the year end selected financial data and summary financial information of the Company and its subsidiaries included in the Registration Statement have been extracted or derived from the audited consolidated financial statements of the Company and its subsidiaries; the other financial and statistical data of the Company and its subsidiaries included in the Registration Statement are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company and its subsidiaries; there are no financial statements (historical or pro forma) of the Company or its subsidiaries that are required to be included in the Registration Statement that are not included as required; and all liabilities or obligations, direct or contingent (including any off-balance sheet obligations) of the Company and its subsidiaries required to be included in the Registration Statement or the Prospectus have been so included;

             (q) the audited financial statements of Comincom and its subsidiaries incorporated by reference in the Registration Statement, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of Comincom and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of Comincom and its subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved; the unaudited interim consolidated financial statements of Comincom and its subsidiaries for the six months ended June 30, 2003 and June 30, 2002 included in the Registration Statement present fairly in all material respects the consolidated financial position of Comincom and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of Comincom and its subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved; the year end selected financial data and summary financial information of Comincom and its subsidiaries for the two years ended December 31, 2002 included in the Registration Statement have been extracted or derived from the audited consolidated financial statements of Comincom and its subsidiaries; the year end selected financial data and summary financial information of Comincom and its subsidiaries for the three years ended December 31, 2000 included in the Registration Statement have been extracted or derived from the unaudited consolidated financial statements of Comincom and its subsidiaries; the unaudited interim selected financial data and summary financial information of Comincom and its subsidiaries included in the Registration Statement have been extracted or derived from the unaudited and interim consolidated financial statements of Comincom and its subsidiaries included in the Registration Statement; the other financial and statistical data of Comincom and its subsidiaries included in the Registration Statement are accurately presented and prepared on a basis consistent with the financial statements and books and records of Comincom and its subsidiaries; there are no financial statements (historical or pro forma) of Comincom or its subsidiaries that are required to be included in the Registration Statement that are not included as required; and none of Comincom or its subsidiaries has any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) required to be included in the Registration Statement that are not included in the Registration Statement;

             (r) except as disclosed in the Registration Statement, since the date of the most recent audited financial statements of the Company and its subsidiaries incorporated by reference or included in the Registration Statement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, (ii) any transaction which is material to the Company and its subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or its subsidiaries, which is material to the Company and its subsidiaries taken as a whole, (iv) any change in the capital stock (other than the exercise of outstanding stock options) or outstanding indebtedness of the Company or its subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

             (s) the Company is not and, after giving effect to the offer and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

             (t) the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described in the Registration Statement as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances and defects that would affect the value thereof or interfere with the use made or to be made thereof by them, except for such liens, claims, security interests or other encumbrances and defects that would not singly or in the aggregate have a Material Adverse Effect; except as disclosed in the Registration Statement, all the property disclosed in the Registration Statement as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases with no exceptions that would interfere with the use made or to be made thereof by them (except such as would not singly or in the aggregate result in a Material Adverse Effect);

             (u) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, know-how, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement as being owned or licensed by them or which are necessary for the conduct of their respective businesses (collectively, "Intellectual Property"), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect; (i) to the Company's knowledge after due inquiry, there are no third parties who have or will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company or the Subsidiaries; (ii) to the Company's knowledge after due inquiry, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company's knowledge after due inquiry, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (iv) there is no pending or, to the Company's knowledge after due inquiry, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (v) there is no pending or, to the Company's knowledge after due inquiry, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (vi) there is no patent or, to the Company's knowledge after due inquiry, patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and, (vii) to the Company's knowledge after due inquiry, there is no prior art that may render any patent application owned by the Company or any Subsidiary of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office, Rospatent, Derzhavniy Departament Intelectualnoi Vlasnosti or similar foreign patent authority;

             (v) no labor dispute exists with the employees of the Company or any Subsidiary or, to the Company's knowledge after due inquiry, is imminent that would, individually or in the aggregate, have a Material Adverse Effect;

             (w) except as disclosed in the Registration Statement and to the Company's knowledge after due inquiry, neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim;

             (x) all tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided to the extent required by the generally accepted accounting principles in the United States of America;

             (y) the Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate and as previously disclosed to the Underwriter; such insurance insures against such losses and risks to an extent which the Company believes is adequate to protect the Company and the Subsidiaries and their businesses; and all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase, except where the failure to be in force would not have a Material Adverse Effect;

             (z) neither the Company nor any of the subsidiaries has sustained since the date of the most recent audited financial statements incorporated by reference in the Registration Statement any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except where such loss or interference would not have a Material Adverse Effect;

             (aa) nether the Company nor any Subsidiary has been sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or included in, incorporated by reference in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company's knowledge after due inquiry, any other party to any such contract or agreement;

             (bb) the Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
     (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

             (cc) the Company is in compliance with applicable provisions of the U.S. Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") that are effective and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions; the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); the Company has implemented the "disclosure controls and procedures" (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange Act) required in order for the Chief Executive Officer and Chief Financial Officer of the Company to engage in the review and evaluation process mandated by the Exchange Act. The Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Commission, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports; the Company's auditors and the [Audit Committee of the Board of Directors] have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the Company's auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

             (dd) the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies" incorporated by reference in the Registration Statement accurately and fully describes (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management's most difficult, subjective or complex judgments ("critical accounting policies"); (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions;

             (ee) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

             (ff) neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

             (gg) to the Company's knowledge after due inquiry, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders, except as disclosed in the Registration Statement;

             (hh) except as disclosed in the Registration Statement, neither the Company nor any of its subsidiaries is in violation of the Foreign Corrupt Practices Act of 1977, as amended, such that such a violation would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to a claim of such a violation; no payments or inducements were made or given, directly or indirectly, to any federal or local officials in Russia or Ukraine by the Company by any of its subsidiaries, by any of their directors, officers, employees or agents or, to the Company's knowledge after due inquiry, by any other person associated with or acting on behalf of the Company or any of its subsidiaries in connection with any opportunity, agreement, Governmental License, Telecommunication License, any other license, certificate, consent, order, approval, waiver or other authorization relating to the business of the Company or any of its subsidiaries, except for such payments or inducements as were lawful under the written laws, rules and regulations of Russia or Ukraine, as the case may be;

             (ii) neither the Company, nor any of its subsidiaries, nor any director, officer, employee, agent or other person associated with or acting on behalf of the Company or any of its subsidiaries, (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds; or (iii) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment in connection with the business of the Company or any of its subsidiaries; and

             (jj) the Company has complied in all material respects with Regulation G or Item 10 of Regulation S-K of the Securities Act of 1934, as amended ("Regulation S-K"), as applicable, in connection with all filings made by the Company with the United States Securities and Exchange Commission after March 28, 2003, that are incorporated by reference in the Registration Statement.

             In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to the Underwriter.

         4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriter and the Company that:

             (a) such Selling Stockholder now is and at the time of delivery of such Shares will be, the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares, the Underwriter will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, resale rights, rights of first refusal, restriction on transfer or other defect in title;

             (b) such Selling Stockholder has and at the time of delivery of such Shares will have, full legal right, entity power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

             (c) when the Registration Statement becomes effective and at all times subsequent thereto through the later of the time of purchase or the termination of the offering of the Shares, the written information furnished to the Company by such Selling Stockholder expressly for use in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated in such information or necessary to make the statements therein not misleading;

             (d) no stamp or other transfer taxes or duties are payable by or on behalf of the Underwriter to the United States or any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by such Selling Stockholder of the Shares to or for the account of the Underwriter or the resale or redelivery of the Shares by the Underwriter to the initial purchasers thereof; and

             (e) the sale of such Selling Stockholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not disclosed in the Registration Statement or the Prospectus but is required to be so disclosed.

         5.  Certain Covenants of the Company. The Company hereby agrees:

             (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

             (b) to make available to you in New York City and London, England, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to you, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as you may request for the purposes contemplated by the Act;

             (c) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

             (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, including by filing any documents that would be incorporated therein by reference, and to provide you and your counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;

             (e) subject to Section 5(d) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

             (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

             (g) to advise you promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during a reasonable amount of time prior to any proposed filing, subject to Section 5(d) hereof, to prepare and furnish, at the Company's expense, to you promptly copies of such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

             (h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than forty five (45) days after the end of the Company's fiscal year;

             (i) to furnish to you 3 copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein);

             (j) other than to the extent filed with the Commission, to furnish to you promptly for a period of three years from the date of this Agreement
     (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with (A) any securities exchange on which any class of securities of the Company is listed and (B) the securities markets regulator in any market in which any class of the Company's securities are listed, and (iv) such other information as you may reasonably request regarding the Company or its subsidiaries;

             (k) to furnish to you as early as practicable prior to the time of purchase but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and its subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 7(f) hereof;

             (l) (i) to pay the costs, expenses, fees and taxes in connection with (A) the preparation and filing of the Registration Statement, the Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment), (B) the registration, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale or delivery of the Shares to the Underwriter, (C) the producing, word processing and/or printing of this Agreement, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriter and (except closing documents) to dealers

     (including costs of mailing and shipment), (D) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, (E) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ and any registration thereof under the Exchange Act, (F) any filing for review of the public offering of the Shares by the NASD, including filing fees, (G) the fees and disbursements of any transfer agent or registrar for the Shares, (H) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors, including, without limitation, travel, lodging and other expenses incurred by Company personnel necessary for the participation in such presentations or meetings, and (I) the performance of the Company's other obligations hereunder; and (ii) to reimburse the costs and expenses of the Underwriter up to an aggregate amount of $50,000 (fifty thousand United States dollars) relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriter's sales forces, including, without limitation, travel, lodging and other expenses incurred by the Underwriter's personnel necessary for the participation in such presentations or meetings; and

             (m) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

         6. Certain Covenants of the Selling Stockholders. Except as set forth in the last paragraph of Section 8 hereof, each of the Selling Stockholders agrees, severally but not jointly, with the Underwriter that such Selling Stockholder, in such proportion as the number of Shares to be sold by each such Selling Stockholder bears to the total number of Shares to be sold hereunder, will (i) reimburse the legal fees of counsel to the Underwriter in connection with offering and sale of the Shares up to an aggregate amount for all Selling Stockholders of $300,000 (three hundred thousand United States dollars) and (ii) pay all costs, expenses, fees and taxes incurred by such Selling Stockholder in the performance of its other obligations hereunder.

         7. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the time of purchase, the performance by the Company and each of the Selling Stockholders of its obligations hereunder and to the following additional conditions precedent:

             (a) The Company shall furnish to you at the time of purchase an opinion of Chadbourne & Parke, US counsel for the Company, addressed to the Underwriter, and dated the time of purchase and in form and substance satisfactory to you and Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, substantially in the form of Exhibit 1 hereto;

             (b) The Company shall furnish to you at the time of purchase an opinion of Chadbourne & Parke LLP, special Russian counsel for the Company, addressed to the Underwriter, and dated the time of purchase and in form and substance satisfactory to you and Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, substantially in the form of Exhibit 2 hereto;

             (c) The Company shall furnish to you at the time of purchase an opinion of Jeffrey Riddell, General Counsel for the Company, addressed to the Underwriter, and dated the time of purchase and in form and substance satisfactory to you and Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, substantially in the form of Exhibit 3 hereto;

             (d) The Company shall furnish to you at the time of purchase an opinion of Shevchenko Didkovskiy & Partners, special Ukrainian counsel for the Company, addressed to the Underwriter, and dated the time of purchase and in form and substance satisfactory to you and Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, substantially in the form of Exhibit 4 hereto;

             (e) Each of the Selling Stockholders (other than the European Bank for Reconstruction and Development (the "EBRD")) shall furnish to you at the time of purchase an opinion of counsel for such Selling Stockholder, addressed to the Underwriter, and dated the time of purchase and in form and substance satisfactory to you and Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, substantially in the form of Exhibit 5 hereto; and the EBRD shall furnish to you at the time of purchase an opinion of counsel for such Selling Stockholder, addressed to the Underwriter, and dated the time of purchase and in form and substance satisfactory to you and Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, substantially in the form of Exhibit 6 hereto;

             (f) You shall have received from Ernst & Young (CIS) Limited and ZAO "PricewaterhouseCoopers Audit" comfort letters dated, respectively, the date of this Agreement, the time of purchase and addressed to the Underwriter in the forms heretofore approved by the Underwriter;

             (g) You shall have received at the time of purchase the favorable opinions and disclosure letter of Skadden, Arps, Slate, Meagher & Flom LLP, US and special Russian counsel for the Underwriter, dated the time of purchase as the Underwriter may reasonably require and the Company and the Selling Stockholders shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters;

             (h) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which you reasonably object in writing;

             (i) The Registration Statement shall become effective not later than 5:30 P.M. New York City time on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement;

             (j) Prior to the time of purchase (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto in the form used to confirm sales shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto in the form used to confirm sales shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;

             (k) Between the time of execution of this Agreement and the time of purchase no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole shall occur or become known;

             (l) The Company will, at the time of purchase deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer to the form attached as Exhibit 7 and Exhibit 8 hereto, respectively;

             (m) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase as you may reasonably request; and each of the Selling Stockholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus in respect of such Selling Stockholder as of the time of purchase as you may reasonably request;

             (n) You shall have received written confirmation that the NASD has not raised any objection with respect to the fairness and reasonableness of the terms and conditions of this Agreement;

             (o) Each Selling Stockholder will at the time of purchase deliver to you a certificate to the effect that its representations and the warranties as set forth in this Agreement are true and correct as of such date;

             (p) The resolutions of the Board of Directors of the Company approving the sale of the Shares pursuant to this Agreement have been adopted and you shall have received certified copies of all such resolutions;

             (q) The parties to this Agreement have entered into a Side Letter substantially in the form of Exhibit 9 hereto and

             (r) All approvals, consents, authorizations required from any third party or regulatory authority have been obtained and you shall have received certified copies of all such approvals, consents and authorizations.

         8. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

             Your obligations hereunder shall be subject to termination in your absolute discretion, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operation of the Company and its subsidiaries taken as a whole, which would, in your judgment, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States, the Russian Federation, the United Kingdom or any member state of the European Union or a declaration by the United States, the Russian Federation, the United Kingdom or any member state of the European Union of a national emergency or war; (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere; or (vi) a change in Russian taxation, currency exchange rates or exchange controls materially adversely affecting the Shares, if the effect of any such event specified in clause (iv), (v) or (vi) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

             If you elect to terminate this Agreement as provided in this
Section 8, the Company and the Selling Stockholders shall be notified promptly in writing.

             If the sale to you of the Shares, as contemplated by this Agreement, is not carried out by you for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, you shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement and the Company or the Selling Stockholders, as the case may be, shall not be under any obligation or liability under this Agreement, except to the extent provided in Sections 5(l), 6 and 9 hereof; provided, however, that if the sale to you of the Shares, as contemplated by this Agreement, is not carried out as a result of the default by you in carrying out your obligations hereunder, the Company shall not be under any obligation or liability provided in Section 5(l)(ii) hereof and the Selling Stockholders shall not be under any obligation or liability provided in Section 6 hereof.

         9.  Indemnity and Contribution.

             (a) The Company agrees to indemnify, defend and hold harmless the Underwriter, its partners, directors and officers, and any person who controls the

     Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include each Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact that is required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Underwriter to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

             Each Selling Stockholder severally but not jointly, agrees to indemnify, defend and hold harmless the Underwriter, its partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include each Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was based on written information furnished to the Company by such Selling Stockholder expressly for use in such Registration Statement or such Prospectus; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Underwriter to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading. The foregoing sentence notwithstanding (x) the indemnity obligation of each Selling Stockholder under this Section 9(a) shall not exceed the amount of net proceeds received by such Selling Stockholder in connection with the offer and sale of the Shares pursuant to this Agreement; and (y) with respect to any untrue statement or omission by a Selling Stockholder in any Preliminary Prospectus such indemnity shall not inure to the benefit of the Underwriter, its partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, if the person asserting any such loss, damage, expense, liability or claim did not receive a copy of the Prospectus at or prior to the confirmation of the sale of the Shares to such person in any case where such delivery is required by law and such Selling Stockholder has furnished copies thereof to the Underwriter and the untrue statement or omission of material fact contained in such Preliminary Prospectus was cured in the Prospectus.

             If any action, suit or proceeding (each, a "Proceeding") is brought against any person in respect of which indemnity may be sought pursuant to the foregoing paragraphs, or such person shall promptly notify the indemnifying party in writing of the institution of such Proceeding and the indemnifying party, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to the such person or otherwise, except to the extent that the indemnifying party has been materially prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that the indemnifying party may have to the Underwriter otherwise than under this Section 9(a). Such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses such counsel shall be at the expense of such person unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to take charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the indemnifying party, the indemnifying party agrees to indemnify and hold harmless any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an the indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than

60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request to the extent required to do so by such second sentence prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

             (b) The Underwriter agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, any Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

             If any Proceeding is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against the Underwriter pursuant to the foregoing paragraph, the Company, such Selling Stockholder or such person shall promptly notify the Underwriter in writing of the institution of such Proceeding and the Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Underwriter shall not relieve the Underwriter from any liability which the Underwriter may have to the Company, any Selling Stockholder or any such person or otherwise. The Company, such Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, such Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Underwriter in connection with the defense of such Proceeding or the Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Underwriter (in which case the Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), in any of which events such fees and expenses shall be borne by the Underwriter and paid as incurred (it being understood, however, that the Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Underwriter shall not be liable for any settlement of any such Proceeding effected without the written consent of the Underwriter but if settled with the written consent of the Underwriter, the Underwriter agrees to indemnify and hold harmless the Company, any Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request to the extent required to do so by such second sentence prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

             (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by each of the parties hereto from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the parties hereto in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the parties hereto shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the parties hereto, bear to the aggregate public offering price of the Shares. The relative fault of the parties hereto shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and/or the Selling Stockholders or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

             (d) The Company, the Selling Stockholders and the Underwriter each agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which the Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission and no Selling Stockholder shall be required to contribute any amount (that, together with any indemnity paid pursuant to this Agreement) exceeds the amount received by such Selling Stockholder in connection with the offer and sale of Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

             (e) The indemnity and contribution agreements contained in this
     Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, any Selling Stockholder or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, each of the Selling Stockholders and the Underwriter each agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Selling Stockholders, against any of the Company's or Selling Stockholder's officers or directors, as the case may be, in connection with the sale of the Shares, or in connection with the Registration Statement or the Prospectus.

         10. Information Furnished by the Underwriter and the Selling Stockholders. Schedule D attached hereto sets forth the statements in the Prospectus that constitute the only information furnished by or on behalf of the Underwriter and each of the Selling Stockholders as such information is referred to in Sections [o],[o] and [o] hereof.

         11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriter, shall be sufficient in all respects if delivered or sent to UBS Limited, 100 Liverpool Street London EC2M 2RH, Attention: ECMG; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at [o], Attention: [o]; and if to the Selling Stockholders, shall be sufficient in all respects if delivered or sent to [o] at [o], Attention: [o].

         12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         13. Submission to Jurisdiction.

             (a) Except as set forth in Section 13(b) below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company and each of the Selling Stockholders (other than the EBRD) hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Limited or any indemnified party. Each of UBS Limited, the Selling Stockholders and the Company waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and each of the Selling Stockholders (other than the EBRD) agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. Each of First NIS Regional Fund SICAV and Cavendish Nominees Limited hereby appoints, without power of revocation, CT Corporation System, 111 8th Avenue, 13th Floor, New York, NY 10011, and Capital International Group Global Emerging Markets Private Equity Fund L.P. hereby appoints, without power of revocation, Capital International Research, Inc., 630 Fifth Avenue, 6th Floor, New York, NY 10111, respectively, to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement (CT Corporation System and Capital International Research, Inc. each being hereafter referred to as the context provides as the "Agent" for its respective appointer)

             (b) Notwithstanding the foregoing, if any Claim arises from or in connection with this Agreement, or any supplement, modifications or additions thereto, to which the EBRD is or may be a party, such dispute may be settled only by arbitration in accordance with the UNCITRAL Arbitration Rules (the "Rules") as at present in force by a panel of three arbitrators and the appointing authority shall be the London Court of International Arbitration. The seat and place of arbitration shall be London, England and the English language shall be used throughout the arbitral procedures. Each of the parties hereby waives any rights under the Arbitration Act 1996 or otherwise appeal to any arbitration award to, or to seek determination of a preliminary point of law by, the courts of England. The arbitral tribunal shall not be authorised to take or provide, and each of the parties agrees that it shall not seek from any judicial authority, any interim measures of protection or pre-award relief against the EBRD, any provisions of the Rules notwithstanding.

         14. Judgment in Foreign Currency. The joint and several obligations of the Company or the Selling Stockholders in respect of any sum due to you hereunder shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by you of any sum adjudged to be so due in such other currency, on which (and only to the extent that) you may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to you hereunder, the Company and the Selling Stockholders jointly and severally agree, as a separate obligation and notwithstanding any such judgment, to indemnify you against such loss. If the United States dollars so purchased are greater than the sum originally due to you hereunder, you agree to promptly pay to the Company or the Selling Stockholders an amount equal to the excess of the United States dollars so purchased over the sum originally due to you hereunder.

         15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriter, the Selling Stockholders and the Company and to the extent provided in Section 9 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

         16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         17. Successors and Assigns. This Agreement shall be binding upon the Underwriter, each of the Selling Stockholders and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's, each of the Selling Stockholder's and any of the Underwriter's respective businesses and/or assets.

         18. Prior Agreements. This Agreement shall supersede all prior oral or written agreements and arrangements among the parties hereto, including, without limitation, the Fee and Expense Letter, dated [o].

             If the foregoing correctly sets forth the understanding among you, the Company and the Selling Stockholders, please so indicate in the space provided below for the purpose, whereupon this agreement and your acceptance shall constitute a binding agreement among you, the Company and the Selling Stockholders.

                                         Very truly yours,

                                         GOLDEN TELECOM, INC.

                                         By:
                                             -----------------------------------
                                             Title:
                                             Name:

                                         FIRST NIS REGIONAL FUND SICAV

                                         By:
                                             -----------------------------------
                                             Title:
                                             Name:

                                         CAVENDISH NOMINEES LIMITED

                                         By:
                                             -----------------------------------
                                             Title:
                                             Name:

                                         CAPITAL INTERNATIONAL GLOBAL EMERGING
                                         MARKETS PRIVATE EQUITY FUND L.P.

                                         By:
                                             -----------------------------------
                                             Title:
                                             Name:

Accepted and agreed to as of the
date first above written, on
behalf of itself

UBS LIMITED

By:
    ----------------------------
Title:

                                                                       EXHIBIT 1

                   FORM OF CHADBOURNE & PARKE LLC U.S. OPINION

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as included in the Registration Statement and the Prospectus, including, without limitation, the Incorporated Documents, and to execute and deliver the Underwriting Agreement as contemplated therein.

         2. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

         3. The Company has an authorized and outstanding capital stock as set forth in the Registration Statement or the Prospectus (including, without limitation, the Incorporated Documents); all of the issued and outstanding shares of capital stock of the Company, including the Shares, have been duly authorized and validly issued, fully paid and non-assessable and are free of statutory preemptive rights and, to our knowledge after due inquiry, were not issued in violation of any other preemptive right, resale right, right of first refusal or similar right.

         4. The execution, delivery and performance of the Underwriting Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the charter or by-laws of the Company.

         5. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         6. The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof included in the Registration Statement and the Prospectus (including, without limitation, the Incorporated Documents).

         7. The Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial data contained therein as to which we express no opinion) comply as to form in all material respects with the requirements of the Act; and the conditions to the use of Form S-3 have been satisfied; the Incorporated Documents, at the time they became effective or were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act

(except as to the financial statements and schedules and other financial data contained therein as to which we express no opinion).

         8. The Registration Statement has become effective under the Act and, to our knowledge after due inquiry, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424.

         9. No approval, authorization, consent or order of or filing with any federal or New York state, governmental or regulatory commission, board, body, authority or agency is required in connection with the (i) due execution and delivery of the Underwriting Agreement by the Company, (ii) performance by the Company of its obligations thereunder, or (iii) consummation by the Company of the transactions contemplated thereby other than registration of the Shares under the Act (except that we do not express an opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter).

         10. The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

         11. The information in the Registration Statement and the Prospectus under the headings ["Description of Capital Stock," "Indemnities," "Plan of Distribution" and "Certain Relationships and Related Transactions," "[o]"], insofar as such statements constitute a summary of documents or matters of law, and those statements in the Registration Statement or the Prospectus (including, without limitation, the Incorporated Documents) that are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

         12. Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 13 of the Underwriting Agreement, validly and irrevocably submitted to the personal jurisdiction of any New York court of competent jurisdiction in any action arising out of or relating the Underwriting Agreement, or the transactions contemplated thereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed [CT Corporation] as its authorized agent for the purposes described in
Section 13 of the Underwriting Agreement; and service of process effected on such agent in the manner set forth in Section 13 of the Underwriting Agreement will be effective to confer valid personal jurisdiction over the Company.

         13. In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriter at which the contents of the

Registration Statement and the Prospectus (including, without limitation, the Incorporated Documents) were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any of the Incorporated Documents (except as and to the extent stated in subparagraphs [ ] above), on the basis of the foregoing nothing has come to our attention that causes us to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at the time of purchase, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and schedules and other financial data included in the Registration Statement or the Prospectus).

                                                                       EXHIBIT 2

                 FORM OF CHADBOURNE & PARKE LLC RUSSIAN OPINION

         1. Each of limited liability company "EDN Sovintel" ("Sovintel"), limited liability company "Sibchallenge Telecom" ("Sibchallenge"), open joint stock company "Combellga" ("Combellga"), open joint stock company "Comincom" ("Comincom") and limited liability company "Agency for Business Communications" ("ADS", and collectively with Sovintel, Sibchallenge, Combellga and Comincom, the "Russian Subsidiaries") has been duly incorporated and is validly existing as a limited liability company, joint stock company or similar entity, organized under the laws of the Russian Federation, has the right to own, lease and operate its properties and has the full corporate power and authority to conduct its business as included in the Registration Statement and the Prospectus, including, without limitation, the Incorporated Documents.

         2. All of the ownership interests or outstanding shares of each Russian Subsidiary have been duly authorized and validly issued, are fully paid and the Company or an affiliate of the Company is the registered owner of the ownership interests or shares of each of the Russian Subsidiaries and such ownership interests or shares, in each case, to our knowledge, are subject to no security interest, other encumbrance or adverse claim; and, to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into ownership interests or shares in the Russian Subsidiaries are outstanding; and the Company's ownership interest in each Russian Subsidiary is as included in the Registration Statement and Prospectus, including, without limitation, the Incorporated Documents.

         3. Each of Sovintel, Sibchallenge, Combellga, Comincom and ADS has all licenses issued by the Ministry of Transportation and Communications (formerly, the State Committee of the Russian Federation on Communications and Information or the Ministry of Communications), permissions issued by the State Service for Communications Oversight (also referred to as Gossviaznadzor), and/or radio-frequency allocations issued by the State Commission for Radio Frequencies necessary to conduct the telecommunications business now operated by it as disclosed in the Registration Statement and Prospectus.]

         4. The statements included in each of the Registration Statement and the Prospectus, including, without limitation, the Incorporated Documents, under the caption "Overview of Telecommunications Market in Russia and Ukraine," "Overview of the Political and Economic Environment in Russia and Ukraine," "Overview of the Legal, Tax and Regulatory Regimes in Russia and Ukraine," "Management's Discussions and Analysis of Financial Condition and Results of Operations," "Risks Associated With Doing Business In Russia, Ukraine and Other Countries of the Commonwealth Of Independent States," "Risks Associated With Our Business," "Legal Proceedings" and "[o]," insofar as (i) they purport to summarize the laws and regulations of the Russian Federation referred to therein, fairly summarize such laws and regulations in all material respects and are true and accurate in all material respects, and (ii) such statements constitute descriptions of contracts, agreements or other legal documents or of legal proceedings, are accurate in all material respects and present fairly the information required to be shown with regard to the Russian Subsidiaries.

         5. The Company's agreement to the choice of law and submission to jurisdiction provisions set forth in Sections 12 and 13 of the Underwriting Agreement will be recognized by the courts of the Russian Federation; and the courts of the Russian Federation would enforce the indemnification and contribution provisions set forth in Section 9 of the Underwriting Agreement subject to the qualifications and assumptions set forth herein.

         6. (A) All dividends and other distributions declared and payable on the ownership interests or shares of the Russian Subsidiaries may be paid (i) in Russian rubles that, if received by non-residents of the Russian Federation, may be converted into U.S. Dollars without the necessity of obtaining any governmental authorization in the Russian Federation subject to conversion and repatriation restrictions described in the Prospectus, and (ii) if paid to non-residents of the Russian Federation, may be paid in U.S. Dollars without the necessity of obtaining any governmental authorization in the Russian Federation and (B) any U.S. Dollars so received by non-residents of the Russian Federation may be transferred out of the Russian Federation without the necessity of obtaining any governmental authorization in the Russian Federation.

                                                                       EXHIBIT 3

                         FORM OF GENERAL COUNSEL OPINION

         1. [Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation, general partnership, limited partnership, limited liability company, or similar entity in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, including, without limitation, the Incorporated Documents; each Company's subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise) of the business, properties, results of operation or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement or the Prospectus (including, without limitation, the Incorporated Documents) are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claims; and, to my knowledge after due inquiry, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in any Company's subsidiary are outstanding.]

         2. The execution, delivery and performance of the Underwriting Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) (i) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (ii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its subsidiaries, or (iii) any Governmental License or Telecommunications License.

         3. All of the issued and outstanding shares of capital stock of the Company have been validly issued in compliance with all federal and state securities laws.

         4. (a) Neither the Company nor any of its subsidiaries is in breach or violation (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation) of its respective charter or By-Laws;
(b) to my knowledge after due inquiry, except as disclosed in the Registration Statement, neither the Company nor any of its subsidiaries is in breach or violation of or in default under

(nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, (ii) any license, lease, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its subsidiaries, or (iv) any Governmental License or Telecommunications License, except where the breach, violation or default would not have a Material Adverse Effect.

         5. There are no actions, suits, claims, investigations or proceedings pending, or to my knowledge after due inquiry, threatened or contemplated to which the Company or any of its subsidiaries or any of their respective directors or officers is a party or to which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus (including, without limitation, the Incorporated Documents) but are not so described.

         6. [Except as disclosed in the Registration Statement, and except where the absence of any license, permit, authorization consent or approval, or where the failure to make any filing, would not, singly or in the aggregate, result in a Material Adverse Effect (i) each of limited liability company "EDN Sovintel" ("Sovintel"), limited liability company "Sibchallenge Telecom" ("Sibchallenge"), open joint stock company "Combellga" ("Combellga"), open joint stock company "Comincom" ("Comincom") and limited liability company "Agency for Business Communications" ("ADS", and collectively with Sovintel, Sibchallenge, Combellga and Comincom, the "Russian Subsidiaries") has all necessary licenses, permits, authorizations, consents and approvals issued by the appropriate local or foreign regulatory agencies or bodies to conduct the business now operated by it (collectively, "Governmental Licenses"), including licenses issued by State Committee of the Russian Federation on Communications and Information (formerly the Ministry of Communications) and permissions issued by the State Service for Communications Oversight (also referred to as Gossviaznadzor), and/or radio-frequency allocations issued by the State Commission for Radio Frequencies and other appropriate Russian authorities (collectively, the "Telecommunications Licenses"), and, to my knowledge after due inquiry, has made all necessary filings required under any local or foreign law, regulation or rule.]

         7. To my knowledge after due inquiry, the Russian Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, including all such Telecommunications Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses, including all of the Telecommunications Licenses, are valid and in full force and effect, except when the invalidity of such Governmental Licenses or Telecommunications Licenses or the failure of such Governmental Licenses or Telecommunications Licenses to be in full force and effect would not have a Material

Adverse Effect; and no Governmental Licenses or Telecommunications Licenses contain any restriction that is likely to have a Material Adverse Effect.

         8. To my knowledge after due inquiry, none of the Russian Subsidiaries has received notice of (i) any proceedings relating to revocation, suspension or modification of, any Governmental License or (ii) any violation of any Telecommunications License or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Russian Subsidiaries, except where any such notice would not have a Material Adverse Effect.

                                                                       EXHIBIT 4

                        FORM OF UKRAINIAN COUNSEL OPINION

         1. Each of limited liability company "Golden Telecom", a company organized under the laws of Ukraine ("Golden Telecom (Ukraine)") and limited liability company "Invest-Holding", a company organized under the laws of Ukraine (together with Golden Telecom (Ukraine), the "Ukrainian Subsidiaries") has been duly incorporated and is validly existing as a limited liability company under the laws of Ukraine, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, including, without limitation, the Incorporated Documents.

         2. All of the ownership interests in each Ukrainian Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, are owned directly or indirectly by GTS Ukrainian TeleSystems, L.L.C., CellUkraine Ltd. and SFMT-Rusnet, Inc. (collectively, the "Intermediary Holders"), and, in each case, to our knowledge, after due inquiry, are not subject to security interest, other encumbrances, or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligation into, ownership interests in the Ukrainian Subsidiaries are outstanding; and the ownership interests of the Intermediary Holders in each Ukrainian Subsidiary are as included in the Registration Statement and the Prospectus, including, without limitation, the Incorporated Documents.

         3. To our knowledge after due inquiry, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated, to which any of the Ukrainian Subsidiaries or any of their respective directors or officers is a party or to which any of their respective properties is subject, before or by any Ukrainian state or local governmental or regulatory commission, board, body, authority or agency, which are required to be described in the Registration Statement or the Prospectus (including, without limitation, the Incorporated Documents) but are not so described.

         4. Each Ukrainian Subsidiary has all necessary licenses, permits, authorizations, consents and approvals issued by the appropriate Ukrainian regulatory agencies or bodies and necessary to conduct the business now operated by it (collectively, the "Governmental Licenses"), including, without limitation, (i) licenses issued by the State Committee for Communications and Informatization of Ukraine, and other appropriate Ukrainian authorities, and
(ii) radio-frequency allocations and permission for sale of radio electronic facilities and radio emissive devices issued by the Ukrainian State Center for Radio Frequencies and Supervision of Telecommunications (collectively, the "Telecommunications Licenses"), and has made all necessary filings required under Ukrainian law, except where the failure so to have or file would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise) of the business, properties, results of operation or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); the Ukrainian Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, including all such Telecommunications Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses, including all of the Telecommunications Licenses, are valid and in full force and effect, except when the invalidity of such Governmental Licenses or Telecommunications Licenses or the failure of such Governmental Licenses or Telecommunications Licenses to be in full force and effect would not have a Material Adverse Effect; and no Governmental Licenses or Telecommunications Licenses contain any restriction that is likely to have a Material Adverse Effect.

         5. None of the Ukrainian Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation, suspension or modification of, any Governmental License or Telecommunications License or any Ukrainian law, regulation or rule or any decree, order or judgment applicable to the Ukrainian Subsidiaries.

         6. The statements included in the Registration Statement and the Prospectus, including, without limitation, the Incorporated Documents, under the captions "Overview of Telecommunications Market in Russia and Ukraine", "Overview of the Political and Economic Environment in Russia and Ukraine", "Overview of the Legal, Tax and Regulatory Regimes in Russia and Ukraine", "Management's Discussions and Analysis of Financial Condition and Results of Operations", "Risks Associated with Doing Business in Russia, Ukraine and Other Countries of the CIS", "Risks Associated with Our Business", and "Legal Proceedings", insofar as (i) they purport to summarize the laws and regulations of Ukraine referred to therein, fairly summarize such laws and regulations in all material respects and are true and accurate in all material respects, and
(ii) such statements constitute descriptions of contracts, agreements or other legal documents or of legal proceedings, are accurate in all material respects and present fairly the information required to be shown with regard to the Ukrainian Subsidiaries.

         7. The execution, delivery and performance of the Underwriting Agreement by the Company, the sale of the shares and the consummation by the Company of the transactions contemplated therein do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) (i) the charters, by-laws or other constituent documents of any of the Ukrainian Subsidiaries, (ii) any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, bank loan or credit agreement, note or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which any of the Ukrainian Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, except where such breach, violation or default would not have, singly or in the aggregate, a Material Adverse Effect, (iii) Ukrainian law, regulation or rule or any decree, judgment or order applicable to any of the Ukrainian Subsidiaries; or (iv) any Governmental License, including Telecommunications License.

         8. None of the Ukrainian Subsidiaries is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under, or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective charter, by-laws or other constituent documents, or any license, except where such breach, violation or default would not have, singly or in the aggregate, a Material Adverse Effect, (ii) any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, bank loan or credit agreement, note or other evidence of indebtedness, or any lease, contract or other agreement or instrument, to which any Ukrainian Subsidiary is a party or by which any of them or any of their properties may be bound or affected, except where such breach, violation or default would not have, singly or in the aggregate, a Material Adverse Effect, or (iii) any Ukrainian law, regulation or rule or any decree, judgment or order applicable to any Ukrainian Subsidiary.

         9. (A) The Company's agreement to the choice of law and submission to jurisdiction provisions set forth in Sections 12 and 13 of the Underwriting Agreement will be recognized in the courts of Ukraine; (B) the irrevocable submission of the Company to the exclusive jurisdiction of the courts of the State of New York, the waiver by the Company of any objection to the venue of a proceeding of a New York court and the agreement of the Company that the Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; and (C) service of process effected in the manner set forth in Section 13 of the Underwriting Agreement will be effective, insofar as the law of Ukraine is concerned, to confer valid personal jurisdiction over the Company.

         10. (A) All dividends and other distributions declared and payable on the ownership interests of the Ukrainian Subsidiaries may be paid (i) in Hryvnya that, if received by non-residents of Ukraine may be converted into U.S. Dollars without the necessity of obtaining any governmental authorization in Ukraine subject to conversion and repatriation restrictions, and (ii) if paid to non-residents of Ukraine, may be paid in U.S. Dollars without the necessity of obtaining any governmental authorization in Ukraine, subject to conversion and repatriation restrictions; (B) any U.S. Dollars so received by non-residents of Ukraine may be transferred out of Ukraine without the necessity of obtaining any governmental authorization in Ukraine; and (C) (i) all such dividends are, and other distributions may be, subject to withholding taxes unless an international treaty provides otherwise and the procedures set forth under Ukrainian law enabling the Ukrainian Subsidiaries to avail themselves of such treaty benefits are followed, and (ii) such dividends and distributions are otherwise free and clear of any other tax or deduction in Ukraine, provided that all profits and other taxes have been paid by the Ukrainian Subsidiaries prior to the payment of such dividends and distributions.

                                                                       EXHIBIT 5

                       FORM OF SELLING STOCKHOLDER OPINION

                  1. Tithe Underwriting Agreement and has been duly authorized, executed and delivered by the Selling Stockholder is a legal, valid and binding agreement of the Selling Stockholder, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally, (ii) general principles of equity (whether considered in a proceeding at law or in equity) and (iii) limitations imposed by federal or state securities laws or principles of public policy on enforcement of rights to indemnification and contribution.

                  [2. Upon payment for the Shares being purchased from the Selling Stockholder and the delivery to The Depository Trust Company or such other securities intermediary ("DTC") of such Shares, both as provided for in the Underwriting Agreement, and the crediting of such Shares to the Underwriter's account with DTC, the Underwriter will acquire a valid security entitlement with respect to the Shares for which it has paid and that have been credited to its account, and no action based on an adverse claim may be asserted against the Underwriter with respect to its security entitlement (assuming that the Underwriter is without notice of any such adverse claim).]

                  3. The Selling Stockholder has and at the time of delivery of such Shares will have, full [partnership] right, power and capacity to sell, assign, transfer and deliver such Shares in the manner provided in the Underwriting Agreement.

                  4. The execution, delivery and performance of the Underwriting Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated thereby will not (i) result in a violation of its [limited partnership agreement], (ii) result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Selling Stockholder is a party or by which it or any of its respective properties may be bound or affected and which is listed on the Officer's Certificate of the Selling Stockholder attached hereto, or (iii) violate any Applicable Law or any judgment, or decree of any court or arbitrator that is listed on such Officer's Certificate of the Selling Stockholder. For purposes of this opinion, the term "Applicable Law" means the Delaware Revised Uniform Limited Partnership Act and those laws, rules and regulations of the United States of America and the State of New York, in each case which in our experience are normally applicable to the transactions of the type contemplated by the Underwriting Agreement and excludes all state and foreign securities laws, the anti-fraud requirements under the Act, and the Exchange Act.

                  5. No approval, authorization, consent or order of or filing with any Governmental Authority, which has not been obtained, taken or made, is required in connection with the (i) due execution and delivery of the Underwriting Agreement by the

Selling Stockholder, (ii) performance by the Selling Stockholder of its obligations thereunder, or (iii) consummation by the Selling Stockholder of the transactions contemplated thereby other than registration of the Shares under the Act (except that we do not express an opinion as to any necessary qualification under any state or foreign securities or blue sky laws). For purposes of this opinion, the term "Governmental Authority" means any executive, legislative, judicial, administrative or regulatory body of the State of New York or the United States of America.

                  6. [To be given by non-U.S. Selling Stockholders: The Selling Stockholder's agreement to the choice of law provisions set forth in Section 14 of the Underwriting Agreement will be recognized by the courts of the [jurisdiction of Selling Stockholder incorporation]; the irrevocable submission of the Selling Stockholder to the exclusive jurisdiction of a New York court, the waiver by the Selling Stockholder of any objection to the venue of a proceeding of a New York court and the agreement of the Selling Stockholder that the Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 13 of the Underwriting Agreement will be effective, insofar as the law of [jurisdiction of Selling Stockholder incorporation] is concerned, to confer valid personal jurisdiction over the Selling Stockholder; and judgment obtained in a New York court arising out of or in relation to the obligations of the Selling Stockholder under the Underwriting Agreement would be enforceable against the Selling Stockholder in the courts of [jurisdiction of Selling Stockholder incorporation].]

                  7. [To be given by non-U.S. Selling Stockholders: The indemnification and contribution provisions set forth in Section 9 of the Underwriting Agreement do not contravene the public policy or laws of [jurisdiction of Selling Stockholder incorporation].]

                                                                       EXHIBIT 6

                              FORM OF EBRD OPINION

         1. The Underwriting Agreement has been duly authorised, executed and delivered by the EBRD and is a valid and legally binding agreement of the EBRD.

         2. [From outside counsel: Upon payment for the Shares being purchased from the Selling Stockholder and the delivery to The Depository Trust Company or such other securities intermediary ("DTC") of such Shares, both as provided for in the Underwriting Agreement, and the crediting of such Shares to the Underwriter's account with DTC, the Underwriter will acquire a valid security entitlement with respect to the Shares for which it has paid and that have been credited to its account, and no action based on an adverse claim may be asserted against the Underwriter with respect to its security entitlement (assuming that the Underwriter is without notice of any such adverse claim).]

                                    EXHIBIT 7

                                    [TO COME]

                                    EXHIBIT 8

                                    [TO COME]

                                    EXHIBIT 9

                                    [TO COME]

                                   SCHEDULE A



    Selling Stockholders                                   Number of Shares
    --------------------                                   ----------------


                                                            --------------
 Total.........................
                                                            ==============

                                   SCHEDULE B

                                    [TO COME]

                                   SCHEDULE C

                             LIST OF OWNED ENTITIES


1.       ZAO Zenit Telecom

2.       ZAO World Trade Telecom

3.       OOO Nakhodka Telecom

4.       OOO RosPromBank

5.       ZAO Voenno-Promyshlennyi Bank

6.       OOO Sakhalin Telecom

7.       OAO Mosoblinvest

8.       OAO City

                                   SCHEDULE D

                                    [TO COME]